UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 31, 2008
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)
56-0906609
(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s Telephone Number)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Agreement.
     An amendment to the 2003 Key Associate Stock Plan of Bank of America Corporation (the “Registrant”) to add 105 million shares of the Registrant’s common stock to the pool of shares available for awards became effective at the effective time of the Merger, as defined below. The amendment to the 2003 Key Associate Stock Plan was previously approved by the Registrant’s stockholders on December 5, 2008, at a special meeting of the Registrant’s stockholders. This description of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
ITEM 2.01. Completion of Acquisition or Disposition of Assets.
     On January 1, 2009, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of September 15, 2008, as amended by Amendment No. 1, dated as of October 21, 2008 (the “Merger Agreement”), between the Registrant and Merrill Lynch & Co., Inc. (“Merrill Lynch”), a wholly owned subsidiary of Bank of America merged with and into Merrill Lynch, with Merrill Lynch continuing as the surviving corporation and as a subsidiary of Bank of America (the “Merger”).
     As a result of the Merger, (i) each outstanding share of Merrill Lynch common stock was converted into the right to receive 0.8595 of a share of the Registrant’s common stock, par value $0.01, (ii) each outstanding share of Merrill Lynch Floating Rate Non-Cumulative Preferred Stock, Series 1 (the “Merrill Lynch Series 1 Preferred Stock”) was converted into one share of the Registrant’s Floating Rate Non-Cumulative Preferred Stock, Series 1 (the “Bank of America Series 1 Preferred Stock”), (iii) each outstanding share of Merrill Lynch Floating Rate Non-Cumulative Preferred Stock, Series 2 (the “Merrill Lynch Series 2 Preferred Stock”) was converted into one share of the Registrant’s Floating Rate Non-Cumulative Preferred Stock, Series 2 (the “Bank of America Series 2 Preferred Stock”), (iv) each outstanding share of Merrill Lynch 6.375% Non-Cumulative Preferred Stock, Series 3 (the “Merrill Lynch Series 3 Preferred Stock”) was converted into one share of the Registrant’s 6.375% Non-Cumulative Preferred Stock, Series 3 (the “Bank of America Series 3 Preferred Stock”), (v) each outstanding share of Merrill Lynch Floating Rate Non-Cumulative Preferred Stock, Series 4 (the “Merrill Lynch Series 4 Preferred Stock”) was converted into one share of the Registrant’s Floating Rate Non-Cumulative Preferred Stock, Series 4 (the “Bank of America Series 4 Preferred Stock”), (vi) each outstanding share of Merrill Lynch Floating Rate Non-Cumulative Preferred Stock, Series 5 (the “Merrill Lynch Series 5 Preferred Stock”) was converted into one share of the Registrant’s Floating Rate Non-Cumulative Preferred Stock, Series 5 (the “Bank of America Series 5 Preferred Stock”), (vii) each outstanding share of Merrill Lynch 6.70% Noncumulative Perpetual Preferred Stock, Series 6 (the “Merrill Lynch Series 6 Preferred Stock”) was converted into one share of the Registrant’s 6.70% Noncumulative Perpetual Preferred Stock, Series 6 (the “Bank of America Series 6 Preferred Stock”), (viii) each outstanding share of Merrill Lynch 6.25% Noncumulative Perpetual Preferred Stock, Series 7 (the “Merrill Lynch Series 7 Preferred Stock”) was converted into one share of the Registrant’s 6.25% Noncumulative Perpetual Preferred Stock, Series 7 (the “Bank of America Series 7 Preferred Stock”), and (ix) each outstanding share of Merrill Lynch 8.625% Non-Cumulative Preferred Stock, Series 8 (the “Merrill Lynch Series 8 Preferred Stock”), was converted into one share of the Registrant’s 8.625% Non-Cumulative Preferred Stock, Series 8 (the “Bank of America Series 8 Preferred Stock”).
     This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

     The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement except as a result of a knowing breach as of the date of the Merger Agreement, (c) are subject to the materiality standard contained in Section 9.2 of the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between the Registrant and Merrill Lynch rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger contained in, or incorporated by reference into, the proxy statement/prospectus filed on November 3, 2008 and included as part of the Registrant’s registration statement on Form S-4 (Registration No. 333-153771) filed with the Securities and Exchange Commission (the “SEC”) October 1, 2008 and amended on October 22, 2008 and October 29, 2008 in connection with the merger, as well as in the Forms 10-K, Forms 10-Q and other filings that each of the Registrant and Merrill Lynch make with the SEC.
ITEM 3.03. Material Modification to Rights of Security Holders.
     Upon issuance of the Preferred Stock defined and referenced in Item 5.03 below, and as more fully described in the respective certificate of designations relating to each series of Preferred Stock, the ability of the Registrant to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on its common stock and other of the Registrant’s capital stock ranking junior to the Preferred Stock and on other preferred stock and other stock ranking on a parity with the Preferred Stock, will be subject to certain restrictions in the event that the Registrant does not declare dividends on the Preferred Stock during any dividend period.
ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 31, 2008, the Registrant filed with the Delaware Secretary of State the certificates of designations for the Bank of America Series 1 Preferred Stock, Bank of America Series 2 Preferred Stock, Bank of America Series 3 Preferred Stock, Bank of America Series 4 Preferred Stock, Bank of America Series 5 Preferred Stock, Bank of America Series 6 Preferred Stock, Bank of America Series 7 Preferred Stock, and Bank of America Series 8 Preferred Stock (collectively, the “Bank of America Preferred Stock”), setting forth the terms of each series of Bank of America Preferred Stock. The certificate of designations for each series of Bank of America Preferred Stock are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 and are incorporated by reference herein.

ITEM 8.01. Other Events.
     On January 1, 2009, the Registrant issued a press release announcing the completion of the Merger and related events. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     Prior to the Merger, each outstanding share of Merrill Lynch preferred stock that was converted pursuant to the terms of the Merger Agreement (the “Merrill Lynch Preferred Stock”) was represented by depositary shares listed on the New York Stock Exchange that represented (a) with respect to the Merrill Lynch Series 6 Preferred Stock and Merrill Lynch Series 7 Preferred Stock, a one-fortieth interest in a share of the applicable series of Merrill Lynch Preferred Stock and (b) with respect to the Merrill Lynch Series 1 Preferred Stock, Merrill Lynch Series 2 Preferred Stock, Merrill Lynch Series 3 Preferred Stock, Merrill Lynch Series 4 Preferred Stock, Merrill Lynch Series 5 Preferred Stock and Merrill Lynch Series 8 Preferred Stock, a one-twelve hundredth interest in a share of the applicable series of Merrill Lynch Preferred Stock. The Registrant has assumed the obligations of Merrill Lynch under the relevant deposit agreements pursuant to which the Merrill Lynch Preferred Stock had been deposited, and the Registrant has instructed the depositary to treat the shares of Bank of America Preferred Stock received upon the conversion of the Merrill Lynch Preferred Stock as newly deposited securities under the applicable deposit agreement.
     In accordance with the terms of the relevant deposit agreements, the depositary shares now represent the shares of the applicable series of Bank of America Preferred Stock. The depositary shares will continue to be listed on the NYSE with the following changed ticker symbols and CUSIP numbers:

	Ticker Symbol	CUSIP
Depositary Shares, each representing a 1/1200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 1	BML PrG	060505633

Depositary Shares, each representing a 1/1200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 2	BML PrH	060505625

Depositary Shares, each representing a 1/1200th interest in a share of Bank of America Corporation 6.375% Non-Cumulative Preferred Stock, Series 3	BML PrI	060505617

Depositary Shares, each representing a 1/1200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 4	BML PrJ	060505591

Depositary Shares, each representing a 1/1200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 5	BML PrL	060505583

Depositary Shares, each representing a 1/40th interest in a share of America Corporation 6.70% Noncumulative Perpetual Preferred Stock, Series 6	BML PrN	060505575

Depositary Shares, each representing a 1/40th interest in a share of Bank of America Corporation 6.25% Noncumulative Perpetual Preferred Stock, Series 7	BML PrO	060505567

Depositary Shares, each representing a 1/1200th interest in a share of Bank of America Corporation 8.625% Non-Cumulative Preferred Stock, Series 8	BML PrQ	060505559

ITEM 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The audited consolidated balance sheets of Merrill Lynch as of December 28, 2007 and December 29, 2006 and the consolidated statements of (loss)/earnings, changes in shareholders’ equity, comprehensive (loss)/income and cash flows of Merrill Lynch for each of the three years in the period ended December 28, 2007, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.2 hereto.
     The Report of Independent Registered Public Accounting Firm, dated February 25, 2008, is hereby incorporated by reference to Exhibit 99.3 hereto.
     The unaudited condensed consolidated balance sheet of Merrill Lynch as of September 26, 2008 and the unaudited condensed consolidated statements of (loss)/earnings, changes in shareholders’ equity, comprehensive (loss)/income and cash flows of Merrill Lynch for the nine months ended September 26, 2008 and September 28, 2007, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.4.
(b) Pro Forma Financial Information.
     The pro forma financial information required by this Item 9.01(b) will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the date this Current Report on Form 8-K must be filed.
(d) Exhibits.

Exhibit
No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of September 15, 2008, by and among Merrill Lynch & Co., Inc. and the Registrant, as amended by Amendment No. 1, dated as of October 21, 2008 (incorporated by reference to Appendix A of Part I to the document included in the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.1	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 1 Preferred Stock (incorporated by reference to Exhibit 4(a) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.2	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 2 Preferred Stock (incorporated by reference to Exhibit 4(b) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

Exhibit
No.	Description of Exhibit
4.3	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 3 Preferred Stock (incorporated by reference to Exhibit 4(c) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.4	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 4 Preferred Stock (incorporated by reference to Exhibit 4(d) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.5	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 5 Preferred Stock (incorporated by reference to Exhibit 4(e) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.6	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 6 Preferred Stock (incorporated by reference to Exhibit 4(f) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.7	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 7 Preferred Stock (incorporated by reference to Exhibit 4(g) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.8	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 8 Preferred Stock (incorporated by reference to Exhibit 4(h) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

10.1	Amendment to the Registrant’s 2003 Key Associate Stock Plan, As Amended and Restated (incorporation by reference to Appendix F of Part I to the document included in the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

99.1	Press Release, dated January 1, 2009.*

99.2	The audited consolidated balance sheets of Merrill Lynch as of December 28, 2007 and December 29, 2006 and the consolidated statements of (loss)/earnings, changes in shareholders’ equity, comprehensive (loss)/income and cash flows of Merrill Lynch for each of the three years in the period ended December 28, 2007, and the notes related thereto (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K, filed October 3, 2008).

99.3	The Report of Independent Registered Public Accounting Firm, dated February 25, 2008 (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K, filed October 3, 2008).

99.4	The unaudited condensed consolidated balance sheet of Merrill Lynch as of September 26, 2008 and the unaudited condensed consolidated statements of (loss)/earnings and cash flows of Merrill Lynch for the nine months ended September 26, 2008 and September 28, 2007, and the notes related thereto (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report of Form 8-K, dated November 12, 2008).

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: January 2, 2009

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of September 15, 2008, by and among Merrill Lynch & Co., Inc. and the Registrant, as amended by Amendment No. 1, dated as of October 21, 2008 (incorporated by reference to Appendix A of Part I to the document included in the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.1	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 1 Preferred Stock (incorporated by reference to Exhibit 4(a) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.2	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 2 Preferred Stock (incorporated by reference to Exhibit 4(b) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.3	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 3 Preferred Stock (incorporated by reference to Exhibit 4(c) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.4	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 4 Preferred Stock (incorporated by reference to Exhibit 4(d) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.5	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 5 Preferred Stock (incorporated by reference to Exhibit 4(e) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.6	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 6 Preferred Stock (incorporated by reference to Exhibit 4(f) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.7	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 7 Preferred Stock (incorporated by reference to Exhibit 4(g) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.8	Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 8 Preferred Stock (incorporated by reference to Exhibit 4(h) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

10.1	Amendment to the Registrant’s 2003 Key Associate Stock Plan, As Amended and Restated (incorporation by reference to Appendix F of Part I to the document included in the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

Exhibit
No.	Description of Exhibit
99.1	Press Release, dated January 1, 2009.*

99.2	The audited consolidated balance sheets of Merrill Lynch as of December 28, 2007 and December 29, 2006 and the consolidated statements of (loss)/earnings, changes in shareholders’ equity, comprehensive (loss)/income and cash flows of Merrill Lynch for each of the three years in the period ended December 28, 2007, and the notes related thereto (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K, filed October 3, 2008).

99.3	The Report of Independent Registered Public Accounting Firm, dated February 25, 2008 (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K, filed October 3, 2008).

99.4	The unaudited condensed consolidated balance sheet of Merrill Lynch as of September 26, 2008 and the unaudited condensed consolidated statements of (loss)/earnings and cash flows of Merrill Lynch for the nine months ended September 26, 2008 and September 28, 2007, and the notes related thereto (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report of Form 8-K, dated November 12, 2008).

*	Filed herewith.